SCHEDULE 14A INFORMATION

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant X
Filed by a Party other than the Registrant _
Check the appropriate box:
_   Preliminary Proxy Statement
_   Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
_  Definitive Proxy Statement
X   Definitive Additional Materials
_   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

MEDIWARE INFORMATION SYSTEMS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
X   No fee required.
   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule     0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

_  Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4) Date Filed:

MEDIWARE INFORMATION SYSTEMS, INC.
11711 West 79th Street
Lenexa, KS 66214

                                  October 21, 2002

Dear fellow shareholder:

We are enclosing a supplement to the proxy statement for Mediware Information System, Inc.'s annual meeting of shareholders, which was first mailed to our shareholders on or about October 10, 2002. This supplement contains information amending data presented in the proxy statement concerning ownership of Mediware's shares by one its directors and the value of in-the-money options granted to the named executive officers. We urge you to read this supplement carefully together with the proxy statement.

The annual meeting will be held as scheduled on November 6, 2002, at 111 East 48th Street, New York, NY 10017 (Barclay Inter-Continental New York Hotel), at 10:00 A.M., New York City time.

By Order of the Board of Directors

Lawrence Auriana

Chairman of the Board of Directors
October 21, 2002

MEDIWARE INFORMATION SYSTEMS, INC.
11711 West 79th Street
Lenexa, KS 66214

SUPPLEMENT DATED OCTOBER 21, 2002
TO PROXY STATEMENT
DATED OCTOBER 10, 2002

GENERAL INFORMATION

This supplement is being mailed to our shareholders who are eligible to vote at our 2002 annual meeting. Holders of our common stock, par value $0.10 per share, at the close of business on September 28, 2002, received notice of, and are entitled to vote at, the annual meeting. The annual meeting will be held for the purposes set forth in the notice of the annual meeting and the proxy statement which were mailed to the shareholders of record on or about October 10, 2002. This supplement is first being mailed to our shareholders on October 21, 2002.

Shareholders are urged to read this supplement carefully together with the proxy statement. The information contained in this supplement replaces and supersedes any inconsistent information set forth in the proxy statement. Shareholders may obtain additional copies of the proxy statement by calling or writing us at the following address or phone number: Mediware Information Systems, Inc., Investor Relations, 11711 West 79th Street, Lenexa, KS 66214, (913) 307-1000.

INFORMATION IN SUPPLEMENT

The purpose of this supplement is to amend certain information that appears in the proxy statement, relating to the following:

1. The beneficial ownership of securities by principal shareholders; and

2. The value of in-the-money options held by named executive officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

On October 9, 2002, Mr. Joseph Delario, a Director of the Company, was notified by the New Jersey Unclaimed Property Office, as part of its outreach function, that it had sold, unbeknownst to him, 57,819 shares of the Company's common stock owned by him on May 21, 2002. The shares had been escheated to the State of New Jersey by American Stock Transfer & Trust Company. On October 15, 2002 Mr. Delario was further advised by the New Jersey Unclaimed Property Office that an additional 8,000 shares owned by him had also been escheated to the State of New Jersey by American Stock Transfer & Trust Company and were also sold on May 21, 2002. The aggregate proceeds of the sale totaling $564,727 are currently being held by the New Jersey Unclaimed Property Office.

As a result of the foregoing events, the information contained in the proxy statement under the heading SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGERS with respect to Mr. Delario and with respect to all of the directors and executive officers as a group is incorrect and is hereby amended and superseded by the following:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company's Common Stock as of September 9, 2002, by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the individuals named in the "Summary Compensation Table," (iii) each current director of the Company, and (iv) all directors and named executive officers as a group.

	Amount of Common Stock
	Beneficially Owned
	Number		Percentage
Name and Address of Beneficial Owner	of Shares	[1]	Ownership [1]

5% Shareholder
Oracle Partners, L.P.,	1,417,236	[2]	19.5%
Oracle Institutional Partners, L.P.
SAM Oracle Investment , Inc.
Oracle Management Company Employee
Retirement Account
Oracle Offshore Limited
Lawrence Auriana (See below)

Directors and Executive Officers
Lawrence Auriana	2,222,725	[3]	30.5%
George J. Barry	117,667	[4]	1.6%
Jonathan H. Churchill	57,504	[5]	*
Roger Clark	44,286	[6]	*
Philip H. Coelho	2,125	[7]	*
Joseph Delario	182,550	[8]	2.5%
John Gorman	56,392	[9]	*
Walter Kowsh, Jr.	46,819	[10]	*
Hans Utsch	136,236	[11]	1.9%
Clinton G. Weiman	33,118	[12]	*
Michael Crabtree	16,667	[13]	*
Jill H. Suppes	6,667	[14]	*
All directors and executive officers as a
Group (12)	2,922,756	[15]	40.1%
			* Less than one percent

[1]

Based on the number of shares outstanding at September 9, 2002, plus, for each person or group, shares which may be acquired by the shareholders upon exercise of options within 60 days of September 9, 2002.

[2]

Based on information contained in a Form 4 filed by Mr. Larry N. Feinberg on May 8, 2002 with a statement date of April 2002. Mr. Feinberg disclaims any beneficial ownership of the securities to which the Form 4 relates for purposes of Section 16 of the Securities and Exchange Act of 1934, as amended, except as to such securities representing his pro rata interest in, and interest in the profits of, the listed entities. The address for the Oracle shareholders is 200 Greenwich Avenue, 3rd Floor, Greenwich, CT 06830.

[3]	Includes 75,700 options exercisable within 60 days. The address for Mr. Auriana is 140 East 45th Street, 43rd Floor, New York, NY 10017.
[4]	Includes options for 116,667 shares, which are exercisable within 60 days. The address for Mr. Barry is 11711 West 79th Street, Lenexa, KS 66214.
[5]	Includes options for 26,234 shares, which are exercisable within 60 days. The address for Mr. Churchill is One Battery Park Plaza, New York, NY 10004.
[6]	Includes options for 26,234 shares, which are exercisable within 60 days. The address for Mr. Clark is 330 Elm St., Unit 1, New Canaan, CT 06840.
[7]	Includes options for 2,125 shares, which are exercisable within 60 days. The address for Mr. Coelho is 3146 Gold Camp Drive, Rancho Cordova, CA 95670.
[8]	Includes options for 26,234 shares, which are exercisable within 60 days. Includes 22,500 held by Mr. Delario's spouse. The address for Mr. Delario is 405 Crocus Hill, Norwood, NJ 07648.
[9]	Includes options for 12,378 shares, which are exercisable within 60 days. The address for Dr. Gorman is 145 4th Street, Del Mar, CA 92014.
[10]	Includes options for 26,234 shares, which are exercisable within 60 days. The address for Mr. Kowsh is 64-08 136th Street, Flushing, NY 11367.
[11]	Includes options for 26,234 shares, which are exercisable within 60 days. The address for Mr. Utsch is 140 East 45th Street, 43rd Floor, New York, NY 10017.
[12]	Includes options for 24,567 shares, which are exercisable within 60 days. The address for Dr. Weiman is 2 Roberta Lane, Greenwich, CT 06830.
[13]	Includes options for 16,667 shares, which are exercisable within 60 days. The address for Mr. Crabtree is 11711 West 79th Street, Lenexa, KS 66214
[14]	Includes options for 6,667 shares, which are exercisable within 60 days. The address for Ms. Suppes is 11711 W. 79th Street, Lenexa, KS 66214
[15]	Includes options for 385,941 shares, which are exercisable within 60 days.

AGGREGATED OPTIONS/SAR EXERCISE IN LAST FISCAL YEAR AND VALUE OF OUTSTANDING OPTION/SAR VALUES AT END OF LAST FISCAL YEAR

In calculating the value of unexercised in-the-money options held by named executive officers as of June 30, 2002, the Company inadvertently did not deduct the exercise price of the options in its calculations. As a result, the information contained in the proxy statement under the heading AGGREGATED OPTIONS/SAR EXERCISE IN LAST FISCAL YEAR AND VALUE OF OUTSTANDING OPTION/SAR VALUES AT END OF LAST FISCAL YEAR has been re-calculated and is hereby amended and superseded by the following:

AGGREGATED OPTIONS/SAR EXERCISE IN LAST FISCAL YEAR AND VALUE OF OUTSTANDING OPTION/SAR VALUES AT END OF LAST FISCAL YEAR

The following table sets forth options exercised by the individuals named in the "Summary Compensation Table" above during fiscal 2002 and the number and value of options held by them at June 30, 2002. No stock appreciation rights were granted and there were no outstanding stock appreciation rights at June 30, 2002. The fair market value of the Company's stock on such date was $8.10 per share.

	Shares		Number of Securities		Value of Unexercised
	Acquired	Value	Underlying Unexercised		In-the-Money
Name	On Exercise	Realized	Options at End of Fiscal Year		Options End of Fiscal Year

			Exercisable	Unexercisable	Exercisable	Unexercisable

George Barry	--	--	166,667	233,333	902,002	1,262,798
Michael Crabtree	--	--	16,667	53,333	71,418	167,332
Jill Suppes	--	--	6,667	33,333	33,268	91,032
Mark Hamel	--	--	--	50,000	--	264,000
Brian Fitzpatrick	--	--	--	50,000	--	247,500

By Order of the Board of Directors

Lawrence Auriana
Secretary

Lenexa, Kansas
October 21, 2002